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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 25, 1998





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  333-49015           13-3836437
----------------------------      -------------     ------------------
(State or Other Jurisdiction      (Commission       (I.R.S. Employer
     of Incorporation)             File Number)     Identification No.)



  245 Park Avenue
  New York, New York                                     10167
----------------------------                           ----------
  (Address of Principal                                (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

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Item 5.  Other Events.
-------  -------------

     On September 25, 1998, a Servicing Agreement was entered into, dated as of September 25, 1998 (the "Servicing Agreement"), by and among GMAC Mortgage Corporation, as Servicer, GMACM Revolving Home Equity Loan Trust 1998-2, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee. The Servicing Agreement is annexed hereto as Exhibit 10.1.

     On September 25, 1998, an Indenture was entered into, dated as of September 25, 1998 (the "Indenture"), by and between GMACM Revolving Home Equity Loan Trust 1998-2, as Issuer, and Norwest Bank Minnesota, National Association, as Indenture Trustee. The Indenture is annexed hereto as Exhibit 4.1.



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Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  -------------------------

               (a)   Not applicable.

               (b)   Not applicable.

               (c)   Exhibits:

         4.1.     Indenture
         10.1.    Servicing Agreement



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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED
                              SECURITIES, INC.



                              By:  /s/ Jonathan Lieberman
                                   ----------------------
                                       Jonathan Lieberman
                                       Vice President







Dated:  October 9, 1998


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                                 Exhibit Index

Exhibit                                                               Page

4.1.     Servicing Agreement

10.1.    Indenture